UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2010

VERECLOUD, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52882	26-0578268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6569 South Greenwood Plaza Boulevard
Number 400 Englewood, Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

(877) 711-6492
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Loan Agreement and Related Transactions

    On June 10, 2010 (the "Effective Date"), Verecloud, Inc. (the "Company") entered into a loan agreement (the "Loan Agreement") with TMG Holdings Colorado, LLC, a Texas limited liability company ("TMG Colorado").  Pursuant to the Loan Agreement, TMG Colorado agreed to provide the Company with a revolving line of credit in the principal amount of up to $1,564,000 (the "Loan").  On June 11, 2010, the Company borrowed $564,000 (the "Initial Advance") pursuant to a revolving credit note (the "Note") issued by the Company pursuant to the Loan Agreement.  Interest accrues on the outstanding principal amount of the Loan at the rate of 10% per annum and is paid quarterly, commencing on June 30, 2011.  The Loan matures on June 30, 2012 and may be prepaid at anytime without premium or penalty.  The Loan Agreement provides that, without the prior written consent of TMG Colorado, the Company may not declare any dividends or make any other distributions of money or other property with respect to the Company's shares, nor may the Company, for a period of 75 days following the Effective Date, issue any additional shares of the Company's common stock ("Common Stock"), except under limited circumstances described in the Loan Agreement.  The Loan Agreement also contains customary representations, warranties and covenants.  The Company's obligations under the Loan are secured by a first priority lien on all of the Company's assets pursuant to a security agreement (the "Security Agreement") between the Company and TMG Colorado dated as of the Effective Date.  Failure to pay any amount of principal or interest when due, failure to comply with any other terms and conditions of the Loan Agreement, the Note or the Security Agreement, any false or inaccurate material representation, the bankruptcy of the Company, or liquidation, termination or dissolution of the Company, will result in an acceleration of the total balance of outstanding interest and principal on the Note.  In addition, upon any of the foregoing defaults, the Note shall accrue default interest at a rate of 18% per annum and TMG Colorado may foreclose on the Company’s assets.

    On the Effective Date, the Company entered into a subscription agreement (the "Subscription Agreement") with TMG Holdings, LLC, a Texas limited liability company ("TMG Holdings"), and affiliate of TMG Colorado.  Pursuant to the Subscription Agreement, the Company issued TMG Holdings 21,800,000 shares of the Company's Common Stock for $0.02 per share, or an aggregate purchase price of $436,000.00.  In addition, the Subscription Agreement provides that, for a period of six months following the Effective Date, if the Company registers shares for its own account or the account of other shareholders, it will include in its registration statement the Common Stock held by TMG Holdings if so requested by TMG Holdings, subject to customary cutbacks.  The Company also granted TMG Holdings a preemptive right to purchase any Common Stock to be issued by the Company during the period commencing on the Effective Date and terminating upon full repayment of the Note.

    On the Effective Date, the Company entered a independent contractor consulting agreement (the "Consulting Agreement") with The Mesa Group, Inc., a Texas corporation ("TMG"), and an affiliate of TMG Colorado and TMG Holdings, pursuant to which TMG agreed to render consulting services with respect to organizational and business matters to the Company.  The Consulting Agreement has a three year-term and provides that, commencing on March 31, 2011 and terminating on December 31, 2013, the Company shall pay TMG an aggregate amount of $744,000 in 12 quarterly payments of $62,000.

The foregoing summary of the Loan Agreement, the Note, the Security Agreement, the Subscription Agreement and the Consulting Agreement are qualified in their entirety by reference to Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, which are incorporated herein by reference.

Note Purchase Agreement

In connection with the Loan Agreement, on June 11, 2010, the Company entered into a Note Purchase Agreement (the "Note Purchase Agreement") with Pat and Ann Burke (collectively, the "Burkes"), former owners of membership interests in the Company's wholly-owned subsidiary Cadence II, LLC ("Cadence II").  Pursuant to the Note Purchase Agreement, the Company: (i) paid the Burkes $750,000 in full satisfaction and repayment of the promissory note (the "Burke Note") issued to the Burkes on May 26, 2009 pursuant to the Purchase Agreement dated May 26, 2009 between Cadence II and the Burkes (the "Interests Purchase Agreement") whereby Cadence II purchased 100% of the Burkes' membership interests in Cadence II, as previously disclosed in the Company's Current Report on Form 8-K, dated September 1, 2009; and (ii) issued to the Burkes a Common Stock Purchase Warrant (the "Warrant"), pursuant to which the Burkes may purchase up to 1,250,000 shares of the Company's Common Stock for $.01 per share.  The Warrant is exercisable for five years and may be exercised on a cashless basis.  Pursuant to the terms of the Note Purchase Agreement, the Company and the Burkes terminated the Interests Purchase Agreement.

The foregoing summary of the Note Purchase Agreement and the Warrant are qualified in their entirety by reference to Exhibits 10.6 and 10.7, respectively, which are incorporated herein by reference.

Item 1.02.  Termination of a Material Definitive Agreement.

The disclosure regarding the repayment of the Burke Note and the termination of the Interests Purchase Agreement set forth under the heading "Note Purchase Agreement" in Item 1.01 above is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure regarding the Loan Agreement, the Note and the Security Agreement set forth under the heading "Loan Agreement and Related Transactions" in Item 1.01 above is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure regarding the Subscription Agreement set forth under the heading "Loan Agreement and Related Transactions" and the Warrant set forth under the heading "Burke Note Purchase Agreement" in Item 1.01 above is incorporated herein by reference.  The issuances of the Common Stock and the Warrant were exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Regulation D promulgated thereunder ("Regulation D"), based upon the Company's compliance with such rules and regulations.  The Company received representations and warranties from TMG Holdings and the Burkes that the Common Stock and the Warrant were acquired with investment intent, that TMG Holdings and the Burkes are accredited investors (as such term is defined in Rule 501 of Regulation D) and no form of general solicitation or general advertising was conducted in connection with the offering.  The Common Stock and the Warrant contain certain restrictions on transfer in accordance with the rules and regulations of the Securities Act and Regulation D.

Item 9.01. Financial Statements and Exhibits

(d)   Exhibits

Exhibit #	Description	Reference

10.1	Loan Agreement by and between Verecloud, Inc. and TMG Holdings Colorado, LLC, dated June 10, 2010	Attached herewith.
10.2	Revolving Credit Note dated June 10, 2010 by Verecloud, Inc.	Attached herewith.
10.3	Security Agreement by and between Verecloud, Inc. and TMG Holdings Colorado, LLC, dated June 10, 2010	Attached herewith.
10.4	Subscription Agreement by and between Verecloud, Inc. and TMG Holdings, LLC, dated June 10, 2010	Attached herewith.
10.5	Independent Contractor Consulting Agreement by and between Verecloud, Inc. and The Mesa Group, Inc., dated June 10, 2010	Attached herewith.
10.6	Note Purchase Agreement by and among Verecloud, Inc., Pat Burke and Ann Burke, dated June 11, 2010	Attached herewith.
10.7	Common Stock Purchase Warrant by Verecloud, Inc., dated June 11, 2010	Attached herewith.
10.8	Purchase Agreement by and among Cadence II, LLC, Pat Burke and Ann Burke dated as of May 26, 2009	Incorporated by reference as Exhibit 10.2 from the Company's Form 8-K filed September 1, 2009
10.9	Promissory Note dated of May 26, 2009 by Cadence II, LLC	Incorporated by reference as Exhibit 10.3 from the Company's Form 8-K filed September 1, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERECLOUD, INC.

Date: June 16, 2010	By:	/s/ John McCawley
John McCawley
Chief Executive Officer

Exhibit Index

Exhibit #	Description	Reference

10.1	Loan Agreement by and between Verecloud, Inc. and TMG Holdings Colorado, LLC, dated June 10, 2010	Attached herewith.
10.2	Revolving Credit Note dated June 10, 2010 by Verecloud, Inc.	Attached herewith.
10.3	Security Agreement by and between Verecloud, Inc. and TMG Holdings Colorado, LLC, dated June 10, 2010	Attached herewith.
10.4	Subscription Agreement by and between Verecloud, Inc. and TMG Holdings, LLC, dated June 10, 2010	Attached herewith.
10.5	Independent Contractor Consulting Agreement by and between Verecloud, Inc. and The Mesa Group, Inc., dated June 10, 2010	Attached herewith.
10.6	Note Purchase Agreement by and among Verecloud, Inc., Pat Burke and Ann Burke, dated June 11, 2010	Attached herewith.
10.7	Common Stock Purchase Warrant by Verecloud, Inc., dated June 11, 2010	Attached herewith.
10.8	Purchase Agreement by and among Cadence II, LLC, Pat Burke and Ann Burke dated as of May 26, 2009	Incorporated by reference as Exhibit 10.2 from the Company's Form 8-K filed September 1, 2009
10.9	Promissory Note dated of May 26, 2009 by Cadence II, LLC	Incorporated by reference as Exhibit 10.3 from the Company's Form 8-K filed September 1, 2009